Fees Summary	Apr. 14, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	43,589.39
Total Transaction Valuation	284,711,908.16
Total Offset Amount	0
Net Fee	$ 43,589.39